Employee Severance Benefits	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Employee Severance Benefits
21.	Employee Severance Benefits

After the final evaluation on the viability of its core operations of LCM production, the Company has decided to discontinue its core business of LCM production in Shenzhen by the end of April 2014 due to a major customer’s repeated and continuous changes in its formal purchasing orders without suitable commitment. The employee severance benefits in 2013 amounted to $14,017 (2012: $1,877), which were recorded as general and administrative expenses. The employee severance benefits by segment were as follows:

	2012	2013
Expenses incurred:
TCA	$1,877	$14,017

	2012	2013
Provision for employee severance benefits:
Balance at January 1	$—	$300
Provision for the year	1,877	14,017
Payments during the year	(1,577)	(3,314)

Balance at December 31	$300	$11,003